MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 7
Payment Date:     28-Jul-98
Reporting Month:  June

            Class
           Interest      Beginning         Interest      Interest     Principal      Total          Applied
   Class    Rate          Balance          Accrual       Payment      Payment        Distribution   Losses     Ending Balance

Class A-1   6.176250%   $152,395,576.66   $784,360.98    $784,360.98  $6,093,331.25   $6,877,692.23  $0.00    $146,302,245.41
Class A-2  15.000000%    $45,500,000.00   $568,750.00    $568,750.00          $0.00     $568,750.00  $0.00     $45,500,000.00
Class A-3   7.000000%    $14,794,779.82    $86,302.88     $86,302.88    $563,074.18     $649,377.06  $0.00     $14,231,705.64
Class A-4   7.500000%     $7,000,000.00    $43,750.00     $43,750.00          $0.00      $43,750.00  $0.00      $7,000,000.00
Class A-5   6.176250%     $6,929,250.13    $35,663.98     $35,663.98    $265,895.07     $301,559.05  $0.00      $6,663,355.06


                        $226,619,606.61  1,518,827.84  $1,518,827.84  $6,922,300.50   $8,441,128.34  $0.00    $219,697,306.11

Class          CUSIP     Priority   PrincipalType    Interest Type
-----          -----     --------   -------------    -------------
Class A-1    589962AT6    Senior     Sequential      Floater
Class A-2    589962AU3    Senior     Sequential      Floater
Class A-3    589962AV1    Senior     Sequential      Fixed
Class A-4    589962AW9    Senior     Sequential      Fixed
Class A-5    589962AX7    Senior     Sequential      Floater



MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 7

Payment Date:          28-Jul-98
Reporting Month:       June

                                                                Interest     Interest    Principal                    Remaining
                             Original   Integral                Accrual      Payment      Payment        Ending        Principal
Class       Original Balance Pct Pool Denomination Record Date  Factor       Factor       Factor         Balance       Factor

Class A-1    $435,000,000.00  78.06%  $1,000.00    30-Jun-98    1.80312869   1.80312869   14.00765805  $146,302,245.41 0.33632700
Class A-2     $45,500,000.00   8.17%  $1,000.00    30-Jun-98   12.50000000  12.50000000    0.00000000   $45,500,000.00 1.00000000
Class A-3     $26,300,000.00   4.72%  $1,000.00    30-Jun-98    3.28147833   3.28147833   21.40966464   $14,231,705.64 0.54112949
Class A-4      $7,000,000.00   1.26%  $1,000.00    30-Jun-98    6.25000000   6.25000000    0.00000000    $7,000,000.00 1.00000000
Class A-5     $14,750,000.00   2.65%  $1,000.00    30-Jun-98    2.41789695   2.41789695   18.02678441    $6,663,355.06 0.45175289
             $528,550,000.00                                                                           $219,697,306.11




MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 7
Payment Date:   28-Jul-98
Report Date:    June

Collateral Proceeds Account


Beginning Balance                      $0.00

Deposits                                                     Withdrawals

Interest Net of Servicing Fee          $1,853,066.17         Interest Payments     $1,518,827.84
Principal                              $7,546,496.42         Principal Payments    $6,922,300.50
Deposits From Reserve Fund             $0.00                 Surplus                 $934,633.71
Other Deposits                         $0.00                 MBIA Fee                 $23,800.54


Total Deposit                          $9,399,562.59         Total Withdrawals     $9,399,562.59

Ending Balance                                   $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes Advances on Delinquencies



  MERIT SECURITIES CORPORATION

  Credit Enhancement Summary
  MERIT 7

  Payment Date:         28-Jul-98
  Reporting Month       June

  Reserve Funds and Subordination



                               Initial Coverage     Beginning Coverage   Adjustments  Losses     Insured Balance  Ending Balance
  Type

  Pool Over Collateralization 5.15% $28,702,601.63 10.38%$26,245,757.53($624,195.92)$394,334.70 $244,924,533.07 10.30%$25,227,226.91

  Surplus Summary

  Class                                       Total Distribution
  Surplus                                     $934,633.71

  Delinquency Statistics
                                                           % of
                    # of Loans      Current Balance   Current Balance
  30+ Days                64          $7,144,380             2.92%
  60+ Days                24          $2,029,608             0.83%
  90+ Days                41          $5,552,461             2.27%
  Foreclosure             62          $9,575,595             3.91%
  REO                     48          $5,605,756             2.29%

  Totals                 239         $29,907,800            12.21%

  Advances on Delinquencies                                      $215,051.09

  Non-Recoverable Advances on Delinquencies                            $0.00


1) Release of funds in excess of Target  Overcollateralization Amount.
See Indenture, Prospectus and their respective Supplements for complete details